Exhibit 99.2

POWER OF ATTORNEY

The undersigned hereby appoints Paul Rosenbaum his or her true and lawful attorney-in fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D and any amendments to the foregoing and any related documentation which may be required to be filed in his or her individual capacity as a result of the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of CytoDyn Inc. directly or indirectly beneficially owned by him or her or any of his or her affiliates, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. The authority of Paul Rosenbaum under this Power of Attorney shall continue with respect to the undersigned until the undersigned is no longer required to file Schedules 13D or amendments thereto with respect to securities of CytoDyn Inc. unless revoked earlier in writing. The undersigned acknowledges that the attorney-in-fact appointed herein, in serving in this capacity at the undersigned’s request, is not assuming, nor is CytoDyn Inc. assuming, any of his or her responsibilities to comply with the Securities Exchange Act of 1934 or the rules and regulations thereunder.

[Signature pages follow.]

Dated: May 24, 2021

/s/ Paul Rosenbaum
Paul Rosenbaum

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Anthony Caracciolo
Anthony Caracciolo

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Arthur L. Wilmes
Arthur L. Wilmes

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Glenn Eisenberg
Glenn Eisenberg

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Jeffrey P. Beaty
Jeffrey P. Beaty

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Allen Gabriel
Allen Gabriel

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Judson Longaker
Judson Longaker

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Steve Dalal
Steve Dalal

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Jeffrey Weiner
Jeffrey Weiner

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Frederick Axelberd
Frederick Axelberd

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Yaron Okun
Yaron Okun, for himself and as attorney-in-fact for Tevya Finger

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Jack Chitayat
Jack Chitayat

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Arlyn J. Bossenbrook
Arlyn J. Bossenbrook

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Paul Hydok
Paul Hydok

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Charles M. Johnson Jr.
Charles M. Johnson Jr.

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Jonathan Hartley
Jonathan Hartley

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Brendan Thorson
Brendan Thorson

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Joe Rector
Joe Rector

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Francesco Tosco
Francesco Tosco

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ William M. Rawson
William M. Rawson

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Veronica Marano
Veronica Marano

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Richard G. Pestell, M.D., Ph.D.
Richard G. Pestell, M.D., Ph.D.

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Peter Christopher Caputo
Peter Christopher Caputo

Signature Page to Power of Attorney

Dated: May 24, 2021

/s/ Antonio Parisi
Antonio Parisi

Signature Page to Power of Attorney